American Century Capital Portfolios, Inc.
American Century Mutual Funds, Inc.
SAI dated March 1, 2022

American Century World Mutual Funds, Inc.
SAI dated April 1, 2022

American Century Variable Portfolios, Inc.
SAI dated May 1, 2022

American Century Capital Portfolios, Inc.
SAI dated August 1, 2022

American Century Asset Allocation Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Strategic Asset Allocations, Inc.
SAI dated December 1, 2021

Statement of Additional Information Supplement

Supplement dated October 14, 2022
At a Special Meeting of Shareholders held on October 13, 2022, shareholders approved a proposal to elect five members to the funds' Board of Directors (the "Board") for indefinite terms, subject to termination or resignation. Three of the elected directors (Chris H. Cheesman, Rajesh K. Gupta, and Lynn M. Jenkins) currently serve on the Board. Two of the elected directors (Brian Bulatao and Gary C. Meltzer) were elected to fill vacant positions on the Board. Mr. Bulatao and Mr. Meltzer are expected to join the Board on January 1, 2023, or as soon thereafter as practicable.

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